UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 21, 2025

C2 Blockchain, Inc.

(Exact name of registrant as specified in its charter)

NV	000-56340	87-2645378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12818 SW 8th St Unit #2008

Miami, FL 33184

(Address of principal executive offices)

888-437-3432

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Unless otherwise indicated or the context otherwise requires, references in this report to “we,” “us,” “our,” “C2 Blockchain,” or the “Company” refer to C2 Blockchain, Inc.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, including statements regarding the intended use of proceeds from the private placement (described below) and the Company’s future plans and expectations. These statements are based on current beliefs and assumptions and are subject to various risks and uncertainties, many of which are beyond the Company's control. Actual results may differ materially from those anticipated or implied in any forward-looking statements. Forward-looking statements speak only as of the date made, and the Company undertakes no obligation to update or revise any such statements, except as required by applicable law, including the Securities Act of 1933 and the Securities Exchange Act of 1934.

Item 3.02 Unregistered Sales of Equity Securities

On or about August 21, 2025, the Company entered into a subscription agreement with an accredited investor pursuant to which it issued 1,500,000 shares of its restricted common stock at a purchase price of $0.02 per share, for gross proceeds of $30,000.

On or about August 25, 2025, the Company entered into subscription agreements with accredited investors pursuant to which it issued (i) 500,000 shares of its restricted common stock at a purchase price of $0.02 per share, for gross proceeds of $10,000, (ii) 10,000,000 shares of its restricted common stock at a purchase price of $0.01 per share, for gross proceeds of $100,000, and (iii) 4,000,000 shares of its restricted common stock at a purchase price of $0.01 per share, for gross proceeds of $40,000.

For each of the foregoing transactions, the dates cited above reflect the dates of the subscription agreements and not necessarily the dates when investor funds were received or when the shares were actually issued, which may have varied. In each case, the investors represented that the securities were being acquired for investment purposes and not with a view to distribution. The shares are subject to transfer restrictions and bear a restrictive legend. No underwriting discounts, commissions, or placement agent fees were paid in connection with the transactions. The Company intends to use the proceeds for general corporate purposes and working capital.

The issuances were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D thereunder, based on the nature of the offerings and the representations made by the investors regarding their accredited investor status. The offerings did not involve any public offering and were conducted as private transactions.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2 Blockchain, Inc.

Dated: September 4, 2025

By: /s/ Levi Jacobson

Levi Jacobson

Chief Executive Officer